UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report Pursuant to Section 13 or 15(d) of

the Securities Act of 1934

Date of Report (Date of earliest event reported): December 8, 2005

Omega Protein Corporation

(Exact name of registrant as specified in its charter)

Nevada	001-14003	76-0562134
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation) File Number)		Identification No.)

1717 St. James Place, Suite 550
Houston, Texas	77056
(Address of principal executive offices)	(Zip Code)

(713) 623-0060

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CRF 240.133-4(c))

Item 8.01 Other Events

On December 8, 2005, Zapata Corporation (“Zapata”), the 58% stockholder of Omega Protein Corporation (the “Company”), issued a press release announcing that Zapata’s Board of Directors has authorized its management to seek a buyer for its 58% interest in the Company. The press release also announced that although Zapata’s Board has asked its management to find a buyer for its interest in the Company, there can be no assurance that any transaction will result from that process.

Item 9.01 Financial Statements and Exhibits

(a)	Financial Statements of business acquired

None.

(b)	Pro Forma Financial Information

None.

(c)	Shell Company Transactions

None.

(d)	Exhibits

10.1     Press Release of Zapata Corporation dated December 8, 2005

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Omega Protein Corporation

Dated: December 8, 2005.	/s/ John D. Held
John D. Held Executive Vice President, General Counsel and Secretary